DEFERRED COSTS	9 Months Ended
Mar. 31, 2012
Notes to Financial Statements
DEFERRED COSTS

NOTE 6 – DEFERRED COSTS

Deferred offering costs consist principally of accounting fees, legal fees and other fees incurred through the balance sheet date that are related to the proposed common stock offering. Deferred offering costs related to the common stock offering will offset proceeds recorded as equity if the transaction is completed or charged to expense if the common stock offering is not completed. As of March 31, 2012, deferred offering costs were $46,978. The Company incurred $20,000 in deferred offering costs for legal services performed by our former securities counsel and recognized an obligation due to our current securities counsel in the amount of $18,750.